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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HarborOne Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on August 9, 2017

Dear Shareholder:

        You are invited to attend the 2017 annual meeting of shareholders of HarborOne Bancorp, Inc., which will be held on August 9, 2017 at 5:00 p.m., local time, at Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210. The annual meeting will be held for the following purposes:

  1.
  To elect the four Class I director nominees named in the proxy statement to serve on our Board of Directors for a term of three years and until their respective successors are duly elected and qualified;

  2.
  To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

  3.
  To approve the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan.

        In addition, shareholders may be asked to consider and vote upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements thereof.

        Any action may be taken on the foregoing matters at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned, or to which the annual meeting may be postponed.

        Our Board of Directors has fixed the close of business on June 19, 2017 as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

        We make proxy materials available to our shareholders on the internet. You can access proxy materials at www.harboronebancorp.com. You also may authorize your proxy via the internet by following the instructions on that website. In order to authorize your proxy via the internet you must have the shareholder identification number that appears on the enclosed Notice of Internet Availability of Proxy Materials. You also may request a paper or an e-mail copy of our proxy materials and a paper proxy card by following the instructions included in the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

James W. Blake President, Chief Executive Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on August 9, 2017.

This proxy statement and our 2016 Annual Report to Shareholders are available at www.harboronebancorp.com.

Brockton, Massachusetts
June 30, 2017

        Whether or not you plan to attend the annual meeting, please carefully read the proxy statement and other proxy materials and complete a proxy for your shares as soon as possible. You may authorize your proxy via the internet by following the instructions on the website indicated in the Notice of Internet Availability of Proxy Materials that you received in the mail. You also may request a paper or an e-mail copy of our proxy materials and a paper proxy card at any time. If you attend the annual meeting, you may vote in person if you wish, even if you previously have submitted your proxy. However, please note that if your shares are held of record by a bank, broker or other nominee and you wish to vote in person at the annual meeting, you must obtain a proxy issued in your name from such bank, broker or other nominee.

        If you do not provide your holder of record with voting instructions on certain non-routine matters (e.g., the election of directors and approval of the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan), your holder of record will not have discretion to vote your shares on such matters. In the case of routine matters (e.g., the ratification of the independent registered public accounting firm), your holder of record is permitted to vote your shares in your holder of record's discretion if you have not provided voting instructions. A "broker non-vote" occurs when your holder of record submits a proxy for the meeting with respect to routine matters, but does not vote on non-routine matters because you did not provide voting instructions on such matters. It is important, therefore, that you provide instructions to your holder of record if your shares are held in street name so that your vote with respect to non-routine matters is counted.

i

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HarborOne Bancorp, Inc.
770 Oak Street
Brockton, Massachusetts 02301

PROXY STATEMENT

FOR OUR 2017 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 9, 2017

        These proxy materials are being made available in connection with the solicitation of proxies by the Board of Directors (the "Board") of HarborOne Bancorp, Inc., a Massachusetts corporation, for use at our 2017 annual meeting of shareholders to be held on August 9, 2017, at 5:00 p.m., local time, at Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210, or at any postponement or adjournment of the annual meeting. References in this proxy statement to "we," "us," "our," "ours" and the "Company" refer to HarborOne Bancorp, Inc., unless the context otherwise requires. This proxy statement and a form of proxy have been made available to our shareholders on the internet and the Notice of Internet Availability of Proxy Materials has been mailed to shareholders on or about June 30, 2017.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the annual meeting?

        Holders of record of our common stock, $0.01 par value per share, at the close of business on June 19, 2017, the record date for the annual meeting, are entitled to receive notice of the annual meeting and to vote at the annual meeting. If you are a holder of record of our common stock as of the record date, you may vote the shares that you held on the record date even if you sell such shares after the record date. Each outstanding share of common stock as of the record date entitles its holder to cast one vote for each matter to be voted upon and, with respect to the election of directors, one vote for each director to be elected. Shareholders do not have the right to cumulate voting for the election of directors.

What is the purpose of the annual meeting?

        At the annual meeting, you will be asked to vote on the following proposals:

  •
  Proposal 1: The election of the four Class I director nominees named in this proxy statement to serve on our Board for a term of three years and until their respective successors are duly elected and qualified;

  •
  Proposal 2: The ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

  •
  Proposal 3: The approval of the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan.

        You also may be asked to consider and act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements thereof.

What constitutes a quorum?

        The presence, in person or by proxy, of holders of a majority of the votes entitled to be cast at the annual meeting is necessary to constitute a quorum for the transaction of any business at the annual meeting. As of June 19, 2017, there were 32,120,880 shares outstanding and entitled to vote at the annual meeting.

        Each share of common stock outstanding on the record date is entitled to one vote on each matter properly submitted at the annual meeting and, with respect to the election of directors, one vote for each director to be elected. Abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers, as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which, on a particular matter, the broker does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

What vote is required to approve each proposal?

        With respect to Proposal 1, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. Abstentions and broker non-votes with respect to Proposal 1 will have no effect on the election of directors. Proposal 2 will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Proposal 3 will be approved if (1) the votes cast in favor of the proposal exceed the votes cast against the proposal, and (2) the votes cast in favor of the proposal by shareholders other than HarborOne Mutual Bancshares exceeds the votes cast against the proposal by shareholders other than HarborOne Mutual Bancshares. Abstentions and broker non-votes with respect to Proposals 2 and 3 will have no effect on the votes for these proposals.

Can I change my vote after I submit my proxy card?

        If you cast a vote by proxy, you may revoke it at any time before it is voted by:

  •
  filing a written notice revoking the proxy with our Secretary at our address;

  •
  properly submitting to us a proxy with a later date; or

  •
  appearing in person and voting by ballot at the annual meeting.

        If you attend the annual meeting, you may vote in person whether or not you previously have given a proxy, but your presence (without further action) at the annual meeting will not constitute revocation of a previously given proxy. Unless you have received a legal proxy to vote the shares, if you hold your shares through a bank, broker or other nominee, that is, in "street name," only that bank, broker or other nominee can revoke your proxy on your behalf.

        You may revoke a proxy for shares held by a bank, broker or other nominee by submitting new voting instructions to the bank, broker or other nominee or, if you have obtained a legal proxy from the bank, broker or other nominee giving you the right to vote the shares at the annual meeting, by attending the annual meeting and voting in person.

How do I vote?

        Voting in Person at the Annual Meeting.    If you hold your shares in your own name as a holder of record with our transfer agent, Continental Stock Transfer & Trust Company, and attend the annual meeting, you may vote in person at the annual meeting. If your shares are held by a bank, broker or other nominee, that is, in "street name," and you wish to vote in person at the annual meeting, you will need to obtain a "legal proxy" from the bank, broker or other nominee that holds your shares of record.

        Voting by Proxy.    If your shares are registered directly in your name with our transfer agent, the Notice of Internet Availability of Proxy Materials was sent directly to you by us. In that case, you may instruct the proxy holders named in the proxy card how to vote your shares of common stock in one of the following ways:

  Vote online.    You can access proxy materials at www.harboronebancorp.com and vote at www.cstproxyvote.com. To vote online, you must have a shareholder identification number provided in the Notice of Internet Availability of Proxy Materials.

  Vote by regular mail.    If you received printed materials and would like to vote by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

        If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and this proxy statement was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you do not provide your holder of record with voting instructions on certain non-routine matters (e.g., the election of directors and approval of the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan), your holder of record will not have discretion to vote your shares on such matters. In the case of routine matters (e.g., the ratification of the independent registered public accounting firm), your holder of record is permitted to vote your shares in your holder of record's discretion if you have not provided voting instructions. A "broker non-vote" occurs when your holder of record submits a proxy for the meeting with respect to routine matters, but does not vote on non-routine matters because you did not provide voting instructions on such matters. It is important, therefore, that you provide instructions to your holder of record if your shares are held in street name so that your vote with respect to non-routine matters is counted. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form for this purpose.

        Even if you plan to attend the annual meeting, we recommend that you submit a proxy to vote your shares in advance so that your vote will be counted if you later are unable to attend the annual meeting.

How is my vote counted?

        If you authorize your proxy to vote your shares electronically via the Internet or, if you received a proxy card by mail and you properly marked, signed, dated and returned it, the shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, your shares will be voted FOR the election of the nominees for the directors named in this proxy statement, FOR ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017 and FOR approval of the HarborOne Bancorp,  Inc. 2017 Stock Option and Incentive Plan. It is not anticipated that any matters other than those set forth in this proxy statement will be presented at the annual meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

How does the Board recommend that I vote on each of the proposals?

        The Board recommends that you vote:

  •
  FOR Proposal 1: The election of Joseph F. Casey, David P. Frenette, Esq., Barry R. Koretz and Michael Sullivan as Class I directors to serve on our Board for a term of three years and until their respective successors are duly elected and qualified;

  •
  FOR Proposal 2: The ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

  •
  FOR Proposal 3: The approval of the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan.

What other information should I review before voting?

        Our 2016 Annual Report on Form 10-K, including our consolidated financial statements for the fiscal year ended December 31, 2016, is being made available to you along with this proxy statement. You may obtain, free of charge, copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which contain additional information about the Company, on our website at www.harboronebancorp.com or by directing your request in writing to 770 Oak Street, Brockton, MA 02301, Attention: Investor Relations. The 2016 annual report and the Annual Report on Form 10-K, however, are not part of the proxy solicitation materials, and the information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the Securities and Exchange Commission (the "SEC").

Who is soliciting my proxy?

        This solicitation of proxies is made by and on behalf of the Board. We will pay the cost of the solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies personally or by telephone. We have engaged Innisfree M&A Incorporated to solicit proxies held by brokers and nominees, and will reimburse it for reasonable out-of-pocket expenses incurred in the solicitation of proxies.

Why didn't I automatically receive a paper copy of the proxy statement, proxy card and annual report?

        Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials via the internet. Accordingly, rather than paper copies of our proxy materials, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders.

How can I change how I receive proxy materials in the future?

        The Notice of Internet Availability of Proxy Materials includes instructions on how to access our proxy materials over the internet at www.harboronebancorp.com and how to request a printed set of the proxy materials by mail or an electronic set of materials by e-mail.

        Instead of receiving a Notice of Internet Availability of Proxy Materials in the mail, shareholders may elect to receive future proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the environmental impact of the annual meeting. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. You can change your election by sending a blank e-mail with the 12-digit control number on your proxy card to sendmaterial@proxyvote.com, via the internet at www.proxyvote.com or by telephone at (800) 579-1639. Your election to receive future proxy materials by e-mail will remain in effect until you terminate it.

        No person is authorized on our behalf to give any information or to make any representations with respect to the proposals other than the information and the representations contained in this proxy statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized.

PROPOSAL 1: ELECTION OF DIRECTORS

        Our articles of organization provide for a classified board of directors consisting of three classes of directors. At each annual meeting of shareholders, a class of directors will be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election and until their respective successors are duly elected and qualified. Our articles of organization provide that the size of our Board will be determined from time to time by resolution of our Board. The Board currently consists of eleven members.

        The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Joseph F. Casey, David P. Frenette, Esq., Barry R. Koretz and Michael Sullivan to serve as directors. Each of these nominees is a current director of the Company. The Board anticipates that each nominee will serve, if elected, as a director. However, if any nominee is unable to accept election, proxies voted in favor of such nominee will be voted for the election of such other person or persons as the Board may select. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election.

        We will treat broker non-votes as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes, if any, will have no effect on this proposal.

        The Board unanimously recommends that you vote FOR each of the director nominees.

Information Regarding the Director Nominees

        The following table and biographical descriptions set forth certain information with respect to each director and director nominee, based upon information furnished by each director. The biographical information includes the specific experience, qualifications, attributes and skills that led to the conclusion by our Board that such person should serve as a director.

Name	Age	Position(s)	Independent	Director Since	Term Expires
Joseph F. Barry	76	Director	Yes	1987	2019
James W. Blake	67	President, Chief Executive Officer, Secretary and Director	No	1995	2019
Joseph F. Casey	56	Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Director	No	2017	2017
David P. Frenette, Esq.	62	Director	Yes	2007	2017
Gordon Jezard	82	Director	Yes	1983	2018
Edward F. Kent	87	Director	Yes	1983	2018
Barry R. Koretz	72	Director	Yes	1987	2017
Timothy R. Lynch	62	Chairman of the Board	Yes	2011	2019
William A. Payne	60	Director	Yes	2017	2018
Wallace H. Peckham, III	74	Director	Yes	1981	2018
Michael J. Sullivan	62	Director	Yes	2015	2017

        The following includes a brief biography for each of our directors. The biography of each director also includes information regarding the experience, qualifications, attributes or skills that caused our Board to determine that such member of our Board should serve as a director. There are no family relationships among any of our directors or executive officers. Unless otherwise stated, each director has held his or her current occupation for the last five years.

        Joseph F. Barry retired in 2003 as Senior Vice President of HMI, Inc., a travel marketing firm located in Norwood, Massachusetts, after 14 years with the company. Before joining HMI, Inc.,

Mr. Barry was Vice President at Knapp Shoes, Inc. from 1986 to 1989 and Vice President at Herman Shoe International, Inc. from 1983 to 1986. Mr. Barry was selected to serve as a director because of his business experience and ability to assist us in strategic planning.

        James W. Blake has served as President and Chief Executive Officer of HarborOne Bancorp since 2016. He has served as Chief Executive Officer of HarborOne Bank since 1995, and served as President of HaborOne Bank from 1995 to 2017, after serving as Chief Operating Officer from 1993 to 1994. Prior to joining HarborOne Bank, Mr. Blake was Senior Vice President of Retail Banking and Marketing at Mechanics Bank in Worcester, Massachusetts, from 1986 to 1993. Mr. Blake has served on the Community Depository Institutions Advisory Council of the Federal Reserve Bank of Boston. Since 2011, he has served on the Signature Healthcare Executive Business Council, and the YMCA Foundation. He also currently serves on the board of the Connecticut Online Computer Center, a position he has held since 2003. He also served on the board of the Massachusetts Credit Union League, from 1998 to 2012. As President and Chief Executive Officer, Mr. Blake is familiar with our banking operations and provides the board of directors with insight into our challenges, opportunities and operations. In addition, he was selected to serve as a director because of his extensive banking experience and familiarity with our market area.

        Joseph F. Casey joined HarborOne Bank in 2004. He has served as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer of HarborOne Bancorp since 2016. He was appointed President and Chief Operating Officer of HarborOne Bank in February 2017 and has served as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer since 2015. Prior to his current position, he served as Executive Vice President and Chief Financial Officer of HarborOne Bank from 2006 to 2015 and Senior Vice President and Chief Financial Officer from 2004 to 2006. Before joining HarborOne Bank, Mr. Casey was Vice President at Seacoast Financial Services in New Bedford, Massachusetts and Senior Vice President, Chief Financial Officer and Treasurer at Compass Bank for Savings in New Bedford, Massachusetts from 2003 to 2004, and prior to that held various titles, including Chief Financial Officer, Treasurer, Controller and Internal Auditor during his 17 years with Andover Bancorp, Inc. in Andover, Massachusetts. Mr. Casey was selected to serve as a director because of his extensive banking, financial and accounting experience and familiarity with our banking operations and market area.

        David P. Frenette, Esq. is an attorney in solo practice in Brockton, Massachusetts, focusing primarily on elder care law, estate planning, residential and commercial real estate and business organization. Mr. Frenette has practiced law for over 25 years. Mr. Frenette was a partner at Frenette & Dukess from 1995 to 2012 and with Wheatley, Frenette & Dukess from 1990 to 1995, specializing in real estate closings for local banks, including HarborOne Bank. Mr. Frenette has served on the Board of Trustees of Signature Healthcare Brockton Hospital, since 1999, as well as on the Boards at the Old Colony YMCA since 1993. He is also an active member at Rotary Club of Brockton. Mr. Frenette was selected to serve as a director because of his extensive experience in the practice of law, particularly in real estate, and because of his involvement and knowledge of the local community.

        Gordon Jezard retired in 2012 after a 28-year career in the automotive parts and supplies retail business, as owner of and director of operations at Bettridge Auto Parts, Inc. in Brockton, Massachusetts, which he sold in 2012. Prior to his tenure at Bettridge Auto Parts, Inc., Mr. Jezard held management positions at Eastern Edison Co., an electric company in Brockton, Massachusetts. Mr. Jezard is a graduate of Northeastern University with degrees in Business Management and Electrical Engineering. Mr. Jezard was selected to serve as a director because of his knowledge of and experience working with small businesses.

        Edward F. Kent retired in 1999. Prior to retiring, Mr. Kent served as Vice President, Regulatory Affairs at Mitek Surgical Products Inc., a Johnson & Johnson Company, in Norwood, Massachusetts, and held management positions at Accumetrics, Inc., a healthcare company in San Diego, California, providing diagnostic testing, Beaver Surgical in Norwood, Massachusetts, and Acufex Microsurgical, Inc. in Norwood, Massachusetts. Mr. Kent is also the former owner of Kent Products Inc., a manufacturing company in Easton, Massachusetts. He graduated from Wentworth Institute of Technology with an aerospace engineering license and Boston University with a B.S. degree in aeronautical engineering. Mr. Kent also served in the U.S. Navy, receiving an honorable discharge in 1955. He has been an active member in the community, including having been a member of the board of the Goddard Hospital from 1983 to 1987, and a tutor at Trinity Catholic Academy in Brockton, Massachusetts and the Adult Learning Center in Brockton, Massachusetts. Mr. Kent was selected to serve as a director because of his knowledge of and service to our local community.

        Barry R. Koretz is President and founder of BKA Architects, Inc. in Brockton, Massachusetts, a full-service commercial architecture and design firm he started in 1974. As President of BKA Architects, Inc., Mr. Koretz is responsible for matters related to finance, administration, business development and project management of the 50-person firm with approximately $7 million in annual billings. Mr. Koretz has served as co-chair of the Signature Healthcare Executive Business Council since 2012 and the Signature Healthcare Capital Campaign Steering Committee since 2015, and as a director of the Brockton Boys and Girls Club since 2000. Previously, Mr. Koretz was a member of the Board of Trustees of Brockton Hospital and the boards of directors of Metro South Chamber of Commerce and the United Way of Greater Plymouth County. Mr. Koretz was selected to serve as a director because of his experience owning and managing a business in our market area, which, together with his knowledge of and service to our local community, provides a unique perspective on the needs of customers in our market area.

        Timothy R. Lynch has served as Chief Medical Officer at South Shore Physician Ambulatory Enterprise (SSPAE) in Weymouth, Massachusetts, since 2015, and practicing internist at South Shore Medical Center since 2013. Prior to joining SSPAE, Dr. Lynch was Lead Hospital Physician, South Region at Atrius Health from 2013 to 2015. From 1996 to 2013, Dr. Lynch held the following positions at Signature Healthcare: Vice President of Quality from 2011 to 2013; Vice President of the Medical Staff from 2010 to 2013; Vice Chairman, Physician Hospital Organization Board of Directors from 2003 to 2008; Trustee, Signature Healthcare Corporation from 2002 to 2013; Trustee, Signature Healthcare Brockton Hospital Incorporated from 2002 to 2013; and Patient Care Assessment Coordinator from 1996 to 2013. Dr. Lynch currently serves as a member of the board of directors of Health Provider Services Organization. Dr. Lynch was selected to serve as a director because of his management experience, including strategic planning, budget development and state, federal and industry regulatory compliance.

        William A. Payne is a principle and co-founder of PRW Wealth Management, LLC, an independent registered investment adviser serving the planning needs of both the mid-market corporate marketplace and high net worth individuals and families for over 25 years. Mr. Payne was selected to serve as a director because of his experience in wealth management and knowledge of the financial markets.

        Wallace H. Peckham, III retired in 2015 from Conley & Wood, CPA's P.C., in South Easton, Massachusetts, where he had worked since 2013 following its merger with the company he founded in 2010, Peckham & Eidlin, CPA's, P.C., in Brockton, Massachusetts. Mr. Peckham has been self-employed since 1982 as a certified public accountant in private practice throughout Brockton, Massachusetts, providing professional services to individuals and the business community. Mr. Peckham has been a member of the Board of Trustees of Signature Healthcare, Brockton Hospital since 2007 and served as chairman from 2013 to 2014. He is a member of the Rotary Club of Brockton. Mr. Peckham was selected to serve as a director because of his financial and accounting experience, which provides a unique perspective with respect to the preparation and review of our financial statements, the supervision of our independent auditors and the review and oversight of our financial controls and procedures, accounting practices and tax matters.

        Michael J. Sullivan has been a partner at the Ashcroft Law Firm, LLC in Boston, Massachusetts since 2009. Mr. Sullivan is recognized as an expert in government investigations, corporate compliance and ethics, fraud, corruption, health care and corporate security, with extensive policy and regulatory experience. Prior to joining the Ashcroft Law Firm, LLC, Mr. Sullivan was a United States Attorney for the District of Massachusetts from 2001 to 2009. From 2006 through 2008, Mr. Sullivan served as Director of the Bureau of Alcohol, Tobacco, Firearms and Explosives in Washington, DC and from 1995 to 2001 he served as the District Attorney for Plymouth County, Massachusetts. Mr. Sullivan has been a member of the board of directors of Signature Healthcare since May 2009, Old Colony YMCA since 1995, Continuing Education Institute from 1989 to 1994 and Consumer Credit Counseling Services from 1986 to 1989. Mr. Sullivan was selected to serve as a director because of his extensive policy and regulatory legal experience and continued service to the community.

Biographical Information Regarding Executive Officers Who Are Not Directors

        As of the date of this proxy statement, our executive officers who are not directors are as follows:

Name	Age	Position
Leo C. Donahue	67	Senior Vice President—Retail Officer
Wayne F. Dunn	61	Senior Vice President—Chief Technology Officer
Christopher K. Gibbons	65	Senior Vice President—Consumer Lending
Mark T. Langone	50	Senior Vice President—Chief Enterprise Risk Officer
Peter F. Makowiecki	57	Senior Vice President—Residential Lending
David B. Reilly	51	Senior Vice President—Operations
H. Scott Sanborn	53	Senior Vice President—Commercial Lending
Linda H. Simmons	57	Senior Vice President—Chief Financial Officer at HarborOne Bank
David E. Tryder	52	Senior Vice President—Chief Marketing Officer
Patricia M. Williams	57	Senior Vice President—Human Resources Officer

        The following is a brief biography of each of our executive officers.

        Leo C. Donahue has served as Senior Vice President—Retail Officer since joining HarborOne Bank in 2007. Prior to joining HarborOne Bank, Mr. Donahue was a self-employed consultant from 2005 to 2007; Senior Vice President—Division Manager, Personal Banking Group at North Shore Bank in Peabody, Massachusetts, from 2003 to 2004; and Senior Vice President—Division Manager, Personal Banking Group at Warren Five Cent Savings Bank in Peabody, Massachusetts from 1987 to 2003.

        Wayne F. Dunn has served as Senior Vice President—Chief Technology Officer since joining HarborOne Bank in 2008. Prior to joining HarborOne Bank, Mr. Dunn was Director, Enterprise Solutions at NWN Corporation in Waltham, Massachusetts, from 2007 to 2008; Chief Technology Officer at Clearway Technology Partners in Medway, Massachusetts, in 2007; and Senior Director, Enterprise Computing and Principal Consultant at AimNet Solutions, Inc. (acquired by Cognizant Technology Solutions Corporation) in Holliston, Massachusetts from 2001 to 2007.

        Christopher K. Gibbons joined HarborOne Bank in August 1994 and has been the Senior Vice President—Consumer Lending since 1999. Prior to his current position, he served as Senior Vice President—Consumer Lending & Collections from 1999 to 2015 and Vice President—Consumer Lending from 1994 to 1999. Before joining HarborOne Bank, Mr. Gibbons worked at several banks in Abington, Massachusetts, and Brockton, Massachusetts, as Vice President—Consumer Lending.

        Mark T. Langone has served as Senior Vice President—Chief Enterprise Risk Officer since joining HarborOne Bank in 2015. Prior to joining HarborOne Bank, Mr. Langone was a bank examiner at the FDIC in Foxboro, Massachusetts, from 1990 to 2003 and 2012 to 2015; Senior Vice President—Director of Risk Governance and Senior Vice President—Credit Risk Management at Sovereign Bank (now Santander Bank, N.A.) in Boston, Massachusetts, from 2004 to 2012; and Senior Vice

President—Senior Risk Management at Compass Bank for Savings in New Bedford, Massachusetts, from 2003 to 2004.

        Peter F. Makowiecki has served as Senior Vice President—Residential Lending since joining HarborOne Bank in 2013. Prior to joining HarborOne Bank, Mr. Makowiecki held various titles, including Senior Vice President—Sales & Marketing and President of MetLife Home Loans, at MetLife Bank in Irving, Texas, from 2008 to 2010. Mr. Makowiecki was President and Chief Executive Officer of First Horizon Home Loan Corporation from 2005 to 2008 and Senior Executive Vice President—Chief Financial Officer of First Horizon Home Loan Corporation from 2000 to 2005.

        David B. Reilly has served as Senior Vice President—Operations since joining HarborOne Bank in 2008. Prior to joining HarborOne Bank, Mr. Reilly was Senior Vice President—Operations from 2004 to 2008 and Vice President—Director Alternative Delivery and Customer Service in 2004 at Rockland Trust Company in Rockland, Massachusetts; Technology Integration On-Site Coordinator at Citizens Bank in Providence, Rhode Island in 2003; and Director, Information Technology from 2000 to 2003 and Vice President—Call Center Operations and Retail Delivery from 1996 to 2003 at Cambridgeport Bank in Cambridge, Massachusetts.

        H. Scott Sanborn has served as Senior Vice President—Commercial Lending since joining HarborOne Bank in 2014. Prior to joining HarborOne Bank, Mr. Sanborn was Regional Vice President—Metro Boston & Rhode Island/Southeastern Massachusetts from 2011 to 2014 and Professionals Group Leader, Wealth from 2010 to 2011 at TD Bank in Boston, Massachusetts and Senior Vice President—Regional Executive & Professionals Market Leader from 2005 to 2010 and Senior Vice President—Market Manager from 2000 to 2004 at Sovereign Bank (now Santander Bank, N.A.) based in Boston, Massachusetts.

        Linda H. Simmons joined HarborOne Bank on May 31, 2017 as the Chief Financial Officer of the Bank. Prior to joining HarborOne Bank, Ms. Simmons was Senior Vice President, Chief Financial Officer and Treasurer of The Cooperative Bank of Cape Cod from 2012 to 2017; Executive Vice President, Chief Financial Officer and Treasurer of Bancorp Rhode Island from 2004 to 2011; and held various positions with responsibilities in the asset/liability management area at Bank of America from 1995 to 2004.

        David E. Tryder has served as Senior Vice President—Chief Marketing Officer since joining HarborOne Bank in 2014. Prior to joining HarborOne Bank, Mr. Tryder was Director—Digital Strategy Group in 2013, Director—Interactive & Relationship Marketing from 2009 to 2013, and Senior Manager—Interactive Marketing from 2005 to 2009 at Dunkin' Donuts in Canton, Massachusetts; Vice President—Marketing Director at Modem Media in Norwalk, Connecticut, from 2004 to 2005; Vice President—Marketing Director at Digitas, LLC in Boston, Massachusetts, from 2000 to 2004; and Product Manager—ATM Network and Online Banking at Fleet Bank in Boston, Massachusetts, from 1997 to 2000.

        Patricia M. Williams, Senior Vice President of Human Resources, joined HarborOne in 1986. During her tenure she has held the leadership role in the Human Resources Division and has been responsible for the development, implementation and oversight of Human Resources policies, training and development, benefits, talent acquisition and retention and culture.

ROLE OF THE BOARD; CORPORATE GOVERNANCE MATTERS

Board Leadership Structure and the Role of the Board in Risk Oversight

        Board Leadership Structure.    The positions of our Chairman of the Board and Chief Executive Officer are separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management.

        Our Board recognizes the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as our Board's oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board.

        Although our by-laws do not require that we separate the Chairman of the Board and Chief Executive Officer positions, our Board believes that having separate positions is the appropriate leadership structure for us at this time. Our Board recognizes that depending on the circumstances, other leadership models, such as combining the role of Chairman of the Board with the role of Chief Executive Officer, might be appropriate. Accordingly, our board may periodically review its leadership structure. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

        Role of the Board in Risk Oversight.    The Board is actively involved in oversight of risks that could affect the Company including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. This oversight is conducted in part through committees of the Board, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through reports by each committee regarding its considerations and actions, regular reports from officers responsible for oversight of particular risks within the Company as well as through internal and external audits. Risks relating to the direct operations of the Company are further overseen by the board of directors of HarborOne Bank, who are the same individuals who serve on the Board of the Company. Further, the Board oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Director Independence

        The Nasdaq listing rules requires that independent directors compose a majority of a listed company's board of directors. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an "independent director" if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition to satisfying general independence requirements under the Nasdaq listing rules, a member of a compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries. Additionally, the board of directors of the listed company must consider whether the compensation committee member is an affiliated person of the listed company or any of its subsidiaries and, if so, must determine whether such affiliation would impair the director's judgment as a member of the compensation committee.

        Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family and other relationships, including those relationships described under the section of this proxy statement entitled "Transactions with Related Parties," our Board determined that each of our directors, with the exception of James W. Blake and Joseph F. Casey, is "independent" under the Nasdaq listing rules. Mr. Blake is not considered independent because he currently serves as our President and Chief Executive Officer. Mr. Casey is not considered independent because he currently serves as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer. Our Board also determined that each member of the audit, compensation, and nominating and corporate governance committees satisfies the independence standards for such committees established by the SEC and the Nasdaq listing rules, as applicable. In making these determinations on the independence of our directors, our Board considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining independence

        Our independent directors will meet alone in executive session periodically. The purpose of these executive sessions is to promote open and candid discussion among the independent directors.

Code of Business Conduct and Ethics

        Our Board has established a Code of Business Conduct and Ethics that applies to our officers, directors and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with laws, rules and regulations;

  •
  prompt internal reporting of violations of the Code to appropriate persons identified in the Code; and

  •
  accountability for adherence to the Code of Business Conduct and Ethics.

        Any waiver of the Code of Business Conduct and Ethics for our directors or officers may be made only by our Board or a committee thereof, and will be promptly disclosed as required by law or Nasdaq regulations. We intend to disclose on our website any amendment to, or waiver of, any provisions of our Code of Business Conduct and Ethics applicable to our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC or Nasdaq.

Shareholder Communications with the Board

        Shareholders wishing to communicate with our Board of Directors should address their communications to the Company's investor relations department contact Joseph Casey by email at jcasey@harborone.com, by telephone at (508) 895-1000 or by mail sent to the Company's main address at 770 Oak Street, Brockton, Massachusetts 02301, Attention: Investor Relations. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters should clearly state whether the intended recipients are all members of the Board or certain specified individual Directors.

All communications will be reviewed by the Company's investor relations department, which will determine whether the communication will be relayed to the Board or the Director. Except for resumes, sales and marketing communications or notices regarding seminars or conferences, summaries of all shareholder communications will be provided to the Board.

The Board and its Committees

        Our Board has a standing audit committee, compensation committee and nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board.

        The Board held 15 meetings during fiscal year 2016, and all directors attended 99.3% or more of the Board meetings and meetings of the committees on which they served during the periods they served.

        Audit Committee.    The audit committee assists our Board in its oversight of the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm, and our internal financial and accounting controls. The audit committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent registered public accounting firm, and our independent registered public accounting firm report directly to the audit committee. The audit committee also prepares the audit committee report that the SEC requires to be included in our annual proxy statement.

        The members of the audit committee are Wallace H. Peckham, III, Edward F. Kent and Michael Sullivan, with Mr. Peckham serving as chair. Each member of the audit committee qualifies as an independent director under the corporate governance standards of the Nasdaq listing rules and the independence requirements of the Exchange Act. Our Board has determined that Mr. Peckham qualifies as an "audit committee financial expert" as such term is currently defined under SEC rules. The audit committee has adopted a written charter that satisfies the applicable standards of the SEC and the Nasdaq listing rules, a copy of which is available under the "Investor Relations" tab at www.harborone.com

        Compensation Committee.    The compensation committee approves our compensation objectives, approves the compensation of the Chief Executive Officer and approves or recommends to our Board for approval the compensation of other executives. The compensation committee reviews all compensation components, including base salary, bonus, benefits and other perquisites.

        The members of the compensation committee are David P. Frenette, Gordon Jezard and Wallace H. Peckham, III, with Mr. Frenette serving as chair. Each member of the compensation committee is a "non-employee director" under the Exchange Act and an "outside director" as defined by Section 162(m) of the Code, and each is an independent director as defined by the Nasdaq listing rules. The compensation committee has adopted a written charter that satisfies the applicable standards of the SEC and the Nasdaq listing rules, a copy of which is available under the "Investor Relations" tab at www.harborone.com

        Nominating and Corporate Governance Committee.    The nominating and corporate governance committee recommends to our Board candidates for directorships and the structure and composition of our Board and the Board committees. In addition, the nominating and corporate governance committee develops and recommends to our Board corporate governance guidelines and advises our Board on corporate governance matters.

        The members of the nominating and corporate governance committee are Wallace H. Peckham, III, Timothy R. Lynch and Michael Sullivan, with Mr. Peckham serving as chair. Each member of the nominating and corporate governance committee is a "non-employee director" under the Exchange Act, and each is an independent director as defined by the Nasdaq listing rules. The nominating and corporate governance committee has adopted a written charter that satisfies the applicable standards of the Nasdaq listing rules, a copy of which is available under the "Investor Relations" tab at www.harborone.com

        Our Board of directors may establish other committees from time to time.

Consideration of Director Nominees

        The Nominating and Corporate Governance Committee is responsible for identifying, assessing and recommending the slate of candidates to be nominated for election to the Board of Directors. The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director, and assesses the mix of skills and the performance of the Board as a whole on an annual basis. In the course of establishing the slate of nominees for director each year, the Nominating and Corporate Governance Committee will consider whether any vacancies on the Board are expected due to retirement or otherwise, the skills represented by retiring and continuing directors, and additional skills highlighted during the annual Board self-assessment process that could improve the overall quality and ability of the Board to carry out its function. In the event that vacancies are anticipated or arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through the business and other networks of the existing members of the Board or from management. The Nominating and Corporate Governance Committee may also solicit recommendations for director nominees from independent search firms or any other source it deems appropriate. When an incumbent director is up for re-election, the Nominating and Corporate Governance Committee reviews the performance, skills and characteristics of such incumbent director before making a determination to recommend that the full Board nominate him or her for re-election.

        The Nominating and Corporate Governance Committee requires all nominees to have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing; to be highly accomplished in his or her respective field, with superior credentials and recognition; to be well regarded in the community and shall have a long-term reputation for the highest ethical and moral standards; to have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve; and to the extent such nominee serves or has previously served on other boards, to have a demonstrated history of actively contributing at board meetings. In addition to reviewing a nominee's background and accomplishments, nominees are reviewed in the context of the current composition of the Board of Directors and the evolving needs of the Company and whether the nominee, if elected, would assist in achieving a mix of Board members that represents a diversity of background and experiences.

        Pursuant to the corporate governance guidelines established by the Board, a majority of the Board shall be "independent" under the Nasdaq listing standards. On an annual basis, the Nominating and Corporate Governance Committee reviews the "independent" status of each member of the Board to determine whether any relationship is inconsistent with a determination that the director was independent. Additionally, the guidelines established by the Board require that the Company's Audit, Compensation and Nominating and Corporate Governance Committees shall be comprised entirely of independent directors and at least one member of the Audit Committee shall have such experience, education and other qualifications necessary to qualify as an "audit committee financial expert" as defined by SEC rules.

Shareholder Nomination Procedure

        Any shareholder of the Company entitled to vote for the election of directors at the annual meeting can submit the names of candidates for director by writing to the Corporate Secretary at HarborOne Bancorp, Inc. 770 Oak Street, Brockton, Massachusetts 02301. To be timely, a shareholder's notice must be delivered not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

        The submission shall include the following information set forth below:

  •
  As to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

  •
  The name and address of the shareholder giving the notice, as they appear on the Company's books, and the names and addresses of the other proposing persons (if any); as to each proposing person, any Material Ownership Interests;

  •
  A description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any proposing person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Company;

  •
  (A) A description of all agreements, arrangements or understandings by and among any of the proposing persons, or by and among any proposing persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) proposed to be brought before the meeting of shareholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (B) identification of the names and addresses of other shareholders (including beneficial owners) known by any of the proposing persons to support such nomination(s), and to the extent known the class and number of all shares of the Company's capital stock owned beneficially or of record by such other shareholder(s) or other beneficial owner(s); and

        A nomination for Board candidates submitted by a shareholder for presentation at an annual meeting must comply with the procedural and informational requirements as outlined in the by-laws of the Company.

        There were no submissions by shareholders of Board nominees for our 2017 annual meeting.

Compensation Committee Interlocks and Insider Participation

        During the year ended December 31, 2016, the members of the compensation committee were David P. Frenette, Gordon Jezard and Wallace H. Peckham, III, each of which are independent directors. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee. No interlocking relationship exists between any member of the Board or

Compensation Committee (or other committee performing equivalent functions) and any executive, member of our board of directors or member of the compensation committee (or other committee performing equivalent functions) of any other company.

Transactions with Related Parties

        The following is a description of transactions, since January 1, 2015, to which we have been a party or will be a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers or directors, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change in control arrangements, which are described under "Director Compensation" and "Executive Compensation" below.

        Loans and Extensions of Credit.    The Sarbanes-Oxley Act of 2002 generally prohibits loans to our executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by HarborOne Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to HarborOne Bank and must not involve more than the normal risk of repayment or present other unfavorable features. The aggregate amount of our loans to our directors, executive officers and their related entities was $859,000 and $956,000 at December 31, 2016 and 2015, respectively. As of December 31, 2016, these loans were performing according to their original terms.

        Other Transactions.    Since January 1, 2015, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers or directors had or will have a direct or indirect material interest.

DIRECTOR COMPENSATION

        During the year ending December 31, 2017, each non-employee director will receive an annual base retainer of $46,800, and the Chairman shall receive a retainer of $56,796, which shall be paid in equal monthly installments. In addition, our non-employee directors will receive the following cash compensation for their Board service, as applicable:

  •
  each director will receive $600 per Board meeting;

  •
  each member of our audit, compensation and nominating and corporate governance committees will receive $600 per meeting; and

  •
  each chair of a Board committee will receive $800 per meeting of the committee

Summary Compensation Table

        The following table sets forth information regarding the compensation paid to our non-employee directors during the fiscal year ended December 31, 2016:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Joseph F. Barry	$56,400	$690	$57,090
David P. Frenette, Esq.	60,200	7,002	67,202
Gordon Jezard	63,800	690	64,490
Edward F. Kent	56,600	690	57,290
Barry R. Koretz	53,200	7,196	60,396
Timothy R. Lynch	66,796	252	67,048
Wallace H. Peckham, III	59,800	690	60,490
Michael J. Sullivan	55,000	252	55,252

(1)
Includes retainer payments, meeting fees and committee and/or chair fees earned during the fiscal year, whether such fees were paid currently or deferred. Fees earned or paid also include fees for service on the committees of HarborOne Bank.

(2)
Includes premiums for life insurance paid by HarborOne Bank on behalf of each director; premiums for dental insurance paid by HarborOne Bank on behalf of Messrs. Barry, Frenette, Jezard, Kent, Koretz and Peckham; and premiums for health insurance paid by HarborOne Bank on behalf of Messrs. Frenette and Koretz.

        Director Retirement Plan.    Directors of HarborOne Bank may participate in the HarborOne Bank Director Retirement Plan, which provides for annual payments to directors who have completed six or more years of service, and who have reached the retirement age specified in the participation agreement, of a specified percentage of the total director fees paid to the director in his or her final year serving as director, as follows: 30.0% annually for five years, for directors with at least six years of service; 45.0% annually for 10 years, for directors with at least 11 years of service or 60.0% annually for 10 years, for directors with at least 21 years of service. HarborOne Bank anticipates that this plan will be discontinued after the implementation of an equity incentive plan.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information regarding the compensation paid to our named executive officers:

Name and Principal Position	Year	Salary	Bonus		Non-equity Incentive Plan Compensation		All Other Compensation(4)	Total
James W. Blake	2016	$659,989	$390,218		$136,598	(2)	$118,826	$1,305,631
President and Chief	2015	646,673	291,004	(1)	129,335	(2)	86,411	1,153,423
Executive Officer
Joseph F. Casey	2016	$413,324	$177,730		$—	(3)	$81,505	$672,559
Executive Vice President,	2015	390,748	105,502		—	(3)	52,385	548,635
Chief Financial Officer, Chief Operating Officer, and Treasurer
Peter F. Makowiecki	2016	$268,078	$72,045	(3)	$—	(3)	$45,419	$385,542
Senior Vice President, Residential Lending

(1)
Includes the amount of annual bonus paid in March 2016. Excludes payment of a one-time cash bonus in the amount of $928,678, which included $415,583 in tax gross up payment, to compensate Mr. Blake for the loss in benefits as a result of the termination of the collateral assignment split dollar life insurance arrangement.

(2)
Represents the amount of deferred bonus payable to Mr. Blake under the Senior Management Long Term Incentive Plan. This deferred bonus is vested but not payable until the earlier of Mr. Blake's termination of employment or the third anniversary of the grant date.

(3)
Does not include the amount of deferred bonus that is accrued but subject to continued employment through the third anniversary of the grant date.

(4)
The table shown below shows the components of this column for 2016.

        The components of "All Other Compensation" from the table above are shown below:

Name	401(k) Employer Contributions	Country Club Membership	Auto Allowance & Fuel Reimbursement	Life & LTD Insurance Premiums	ESOP	ESOP Restoration
Mr. Blake	$32,996	$750	$22,762	$25,937	$14,665	$21,716
Mr. Casey	32,996	—	15,041	10,981	6,461	16,026
Mr. Makowiecki	32,996	—	—	3,622	8,006	795

Employment and Change in Control Agreements

        Employment Agreements.    HarborOne Bank and HarborOne Bancorp are parties to an employment agreement with each of James W. Blake, President and Chief Executive Officer, and Joseph F. Casey, Executive Vice President, Chief Financial Officer and Chief Operating Officer and Treasurer.

        Mr. Blake's employment agreement provides for a minimum annual base salary of $662,480 and Mr. Casey's employment agreement provides for a minimum annual base salary of $416,289. The employment agreements also provide for discretionary incentive and/or bonus compensation, participation on generally applicable terms and conditions in other compensation and fringe benefit plans, and certain perquisites, including for Mr. Blake, the use of an automobile and reimbursement of automobile-related expenses, club membership, travel to and attendance at industry conferences and seminars, five weeks paid vacation, life insurance equal to three times the executive's base salary, technology assistance for remote access to HarborOne Bank's and HarborOne Bancorp's systems, and supplemental medical insurance upon reaching age 65, and for Mr. Casey, the use of an automobile and reimbursement of automobile related expenses, four weeks paid vacation, life insurance equal to three times the executive's base salary, technology assistance for remote access to HarborOne Bank's and HarborOne Bancorp's systems, and supplemental medical insurance upon reaching age 65. HarborOne Bank and HarborOne Bancorp may terminate the executive's employment, and the executive may resign, at any time with or without good reason. In the event of termination without cause, HarborOne Bank and HarborOne Bancorp will pay to the executive, for a period of two years, severance benefits equal to his monthly base salary in effect at the time of his termination and annual incentive compensation equal to the average incentive compensation received by the executive during the three full fiscal years immediately preceding termination. HarborOne Bank and HarborOne Bancorp will also make an additional payment to the executive in an amount equal to the aggregate amount of employer contributions that would have been made to any qualified pension, profit sharing or 401(k) or similar plan on behalf of the executive if the executive had remained an employee of HarborOne Bank and HarborOne Bancorp for an additional 24-month period. In addition, HarborOne Bank and HarborOne Bancorp will make a monthly cash payment for 18 months or the executive's COBRA health continuation period, whichever ends earlier, in the amount that HarborOne Bank and HarborOne Bancorp would have made to provide health insurance to the executive. The same severance benefits would be payable if the executive resigns for good reason, which includes a failure to continue in his current position; a material change in responsibilities, functions or duties; any reassignment to a place of business more than 50 miles from Brockton, Massachusetts; or a material breach of the contract by HarborOne Bank and HarborOne Bancorp that is not cured within 30 days. In the event the executive's employment is involuntarily terminated for reasons other than for cause, disability or death, or the executive voluntary resigns for good reason, in either case after a change in control of HarborOne Bancorp, the severance benefits increase from two times the sum of the executive's base salary and average three-year bonus to three times the sum of the executive's base salary and average three-year bonus, and will be paid in a lump sum. Any payments required under the employment agreements will be reduced to the extent necessary to avoid penalties under Section 280G of the Code if such reduction would result in a higher after-tax amount to Mr. Blake or Mr. Casey. The employment agreements provide for certain post-employment obligations with respect to the executive's ability to compete with HarborOne Bank and HarborOne Bancorp and to solicit customers and employees of HarborOne Bank and HarborOne Bancorp.

        Change in Control Agreements.    HarborOne Bancorp provides one-year change in control agreements with each of Leo Donahue, SVP, Retail Banking; Wayne F. Dunn, SVP, Chief Technology Officer; Christopher K. Gibbons, SVP, Consumer Lending; Mark Langone, SVP, Chief Enterprise Risk Officer; Peter Makowiecki, SVP, Residential Lending, Mortgage Servicing; David B. Reilly, SVP, Operations; H. Scott Sanborn SVP, Commercial Lending; Linda H. Simmons, SVP, Chief Financial Officer of HarborOne Bank; David Tryder, SVP, Chief Marketing Officer; and Patricia M. Williams, SVP, Human Resources. The agreements for all nine officers are substantially similar, and provide that if the executive's employment is involuntarily terminated for reasons other than for cause, disability or death, or the executive voluntary resigns for "good reason" on or within 12 months after the effective date of a change in control of HarborOne Bancorp, the executive would be entitled to a severance payment equal to his or her base salary and average three-year bonus. Such payment would be payable in a lump sum within ten days following the executive's date of termination. In addition, HarborOne Bank will make a monthly cash payment for 18 months or the executive's COBRA health continuation period, whichever ends earlier, in the amount that HarborOne Bank would have made to provide health insurance to the executive. Any payments required under the agreements will be reduced to the extent necessary to avoid penalties under Section 280G of the Code if such reduction would result in a higher after-tax amount to the executive.

Nonqualified Retirement Benefits

        Split Dollar Life Insurance Arrangements.    In 2000, HarborOne Bank entered into a collateral assignment split dollar life insurance arrangement with Mr. Blake in order to provide a death benefit to the executive's beneficiaries and to allow the executive access to the cash surrender value of the policy in excess of the amount of premiums paid by HarborOne Bank upon his retirement from HarborOne Bank. Since 2000, HarborOne Bank has paid $1,296,574 in premiums and the cash surrender value of the policy has increased to $1,809,669. In anticipation of the reorganization, HarborOne Bank terminated this arrangement with Mr. Blake, and Mr. Blake has transferred the ownership of the life insurance policy to HarborOne Bank. To compensate Mr. Blake for the loss in benefits as a result of the termination of the collateral assignment split dollar life insurance policy, HarborOne Bank made a payment to Mr. Blake of a one-time cash bonus in the amount of $928,678, which included $415,583 in tax gross up payment. In addition, HarborOne Bank and Mr. Blake have entered into a new endorsement split dollar life insurance agreement that will provide Mr. Blake with a $1,400,000 lifetime death benefit, which is equal to the death benefit that would have been provided to Mr. Blake under the old collateral assignment split dollar life insurance arrangement after adjusting for the amount received through the one-time cash bonus.

        Supplemental Executive Retirement Plan Agreements.    HarborOne Bank maintains a supplemental executive retirement plan agreement with Mr. Blake. Upon Mr. Blake's separation from service (other than termination for cause), disability or death, Mr. Blake (or his beneficiary in the case of death) shall receive a lump sum payment in an amount equal to the actuarial equivalent of a single life annuity equal to 60.0% of Mr. Blake's final average three-year salary and bonus reduced by the primary Social Security benefits payable upon Mr. Blake's separation from service and the amount payable to Mr. Blake from HarborOne Bank's 401(k) plan attributable to employer contributions. This lump sum payment is further reduced by the amount paid by HarborOne Bank to Mr. Blake when he reached age 65 in 2015 pursuant to his 2008 supplemental executive retirement plan agreement, with interest at a rate of 3.0% per year from the date of payment.

        HarborOne Bank is party to a supplemental executive retirement plan agreement with Mr. Casey. Upon the earliest of attaining age 65, termination other than for cause, disability, death or a change in control of HarborOne Bank, Mr. Casey shall receive a lump sum payment equal to the actuarial equivalent value of a single life annuity equal to 60.0% of the executive's average three-year salary and bonus reduced by projected social security benefits and the amount payable to the executive from HarborOne Bank's 401(k) Plan attributable to employer contributions.

        Senior Management Long Term Incentive Plan.    Under the HarborOne Bank Senior Management Long Term Incentive Plan, all executive officers of HarborOne Bank with a title of Senior Vice President or above, including Messrs. Blake, Casey and Makowiecki, may be awarded deferred incentive awards. A deferred incentive award is equal to the deferral percentage multiplied by the executive's base salary for the applicable year. The deferral percentage is determined by the Board of HarborOne Bank based on the executive's or HarborOne Bank's achievement of performance goals. The terms "deferred incentive award," "deferred percentage" and "performance goals" are defined in the HarborOne Bank Senior Management Long Term Incentive Plan. Each deferred incentive award is payable three years following the grant of such award, subject to the executive's continued employment with HarborOne Bank. Awards are immediately payable upon the executive's death, disability, retirement or separation from service within 24 months of a change in control of HarborOne Bank or HarborOne Bancorp. Retirement for this purpose means an executive's reaching the age of 62 or older after completing 10 or more years of service with HarborOne Bank. This means that once an executive satisfies the condition for retirement, he would be entitled to the deferred incentive award. HarborOne Bank anticipates that this plan will be discontinued after the implementation of an equity incentive plan.

        ESOP Restoration Plan.    HarborOne Bank provides an ESOP Restoration Plan for the benefit of selected executives whose annual compensation exceeds the amount of annual compensation, currently $270,000, permitted to be recognized under the ESOP by the Code. Under the ESOP Restoration Plan, eligible participants receive a credit each year equal to the amount they would have received under the ESOP but for the Internal Revenue Service-imposed compensation limit. Any benefits earned under the ESOP Restoration Plan become payable the earliest of six months and a day after the participant's separation from service from HarborOne Bank, the participant's death, a change in control of HarborOne Bancorp or upon the termination of the ESOP Restoration Plan.

Benefit Plans

        401(k) Profit Sharing Plans.    HarborOne Bank currently maintains the HarborOne 401(k) Plan (the "HarborOne 401(k) Plan"), and Merrimack Mortgage maintains the Merrimack Mortgage, LLC Retirement Plan (the "Merrimack 401(k) Plan" and together with the HarborOne 401(k) Plan, the "401(k) Plans"), which are tax-qualified profit sharing plans with salary deferral features under Section 401(k) of the Code. All employees of HarborOne Bank who have attained age 21 and have completed three months of service are eligible to participate in the HarborOne401(k) Plan and make salary deferrals. All employees of HarborOne Bank who have attained age 21 and have completed one year of service are eligible to share in HarborOne Bank contributions to the HarborOne 401(k) Plan. All employees, other than seasonal employees and nonresident alien employees of Merrimack Mortgage who have completed three months of service are eligible to participate in the Merrimack 401(k) Plan and make salary deferrals. Seasonal employees of Merrimack Mortgage who have attained age 21 and completed 1,000 hours of service are eligible to participate in the Merrimack 401(k) Plan.

        A participant may contribute up to 100.0% of his or her compensation to the HarborOne 401(k) Plan on a pre-tax or after-tax basis, subject to the limitations imposed by the Code. A participant may contribute up to 75.0% of his or her compensation to the Merrimack 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Code. For 2016, the deferral contribution limit is $18,000. A participant over age 50 may contribute an additional $6,000 to the 401(k) Plans. A participant in the HarborOne 401(k) Plan is always 100.0% vested in his or her salary deferral contributions, and will become vested in his or her share of Bank contributions under a six-year vesting schedule with 20.0% vesting after completion of two years of service, and increased by 20.0% for each subsequent year of service. A participant in the Merrimack 401(k) Plan is always 100.0% vested in his or her salary deferral contributions, and will become vested in his or her share of employer contributions under a four-year vesting schedule with 25.0% vesting after completion of one year of service, and increased by 25.0% for each subsequent year of service.

        Both 401(k) Plans provide certain in-service withdrawals, including hardship withdrawals and full withdrawals after age 59 1/2. Distributions from both 401(k) Plans are available in a lump sum or installments upon a participant's retirement, termination of employment, death or disability.

        The 401(k) Plans permit a participant to direct the investment of his or her own account into various investment options. The participants of HarborOne 401(k) Plan are allowed to invest all or a portion of their account balances in the 401(k) Plan in common stock of HarborOne Bancshares, Inc. Participants in the HarborOne 401(k) Plan may also be allowed to invest future elective deferrals in common stock of HarborOne Bancshares, Inc.

        Participants in the HarborOne 401(k) Plan will be given the opportunity to vote the shares allocated to their accounts. HarborOne Bank, as plan administrator, will vote any shares in the

HarborOne 401(k) Plan for which participants have not issued voting instructions as HarborOne Bank determines in its discretion and will direct the HarborOne 401(k) Plan trustee accordingly.

        Employee Stock Ownership Plan.    The Company has an Employee Stock Ownership Plan, or the "ESOP." Eligible employees who have attained age 21 and have completed one year of service are able to participate in the ESOP. Participants vest in the benefits allocated under the ESOP pursuant to a six-year vesting schedule, with 20.0% vesting after completion of two years of service, and increased by 20.0% for each subsequent completed year of service. A participant becomes fully vested at retirement, upon death or disability or upon termination of the ESOP. Any unvested shares that are forfeited upon a participant's termination of employment will be reallocated among the remaining ESOP participants.

        Shares of the Company's Common Stock purchased by the ESOP through the proceeds of a loan are held in a suspense account for allocation among participants. ESOP shares are released as the loan is repaid. Discretionary contributions to the ESOP and shares released from the suspense account are allocated among participants in accordance with compensation, on a pro rata basis.

        Participants in the ESOP will receive a vote authorization form that reflects all shares the participant may direct the trustee to vote on his or her behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP in the same proportion as shares for which it has received timely voting instructions. The ESOP trustee will not vote allocated shares for which no voting instructions are received.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Security Ownership of Certain Beneficial Owners.    Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the SEC regarding ownership. The following table sets forth, as of the record date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company's common stock, including shares owned by its directors.

	Common Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
HarborOne Mutual Bancshares	17,281,034	53.8%
770 Oak Street Brockton, Massachusetts 02301

        Security Ownership of Management.    The following table details, as of Record Date, information concerning beneficial ownership of our common stock by:

  •
  each of our directors;

  •
  each of our named executive officers;

  •
  all of our directors and executive officers as a group.

Name(1)	Number of Shares(2)		Percent of Common Stock Outstanding
Joseph F. Barry,	5,000	(3)	*
Director
James W. Blake,	78,072	(4)	*
President, Chief Executive Officer and Director
Joseph F. Casey,	68,767	(5)	*
Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Director
Leo C. Donahue,	38,692	(6)	*
Senior Vice President, Retail Banking
Wayne F. Dunn,	12,530	(7)	*
Senior Vice President, Chief Technology Officer
David P. Frenette,	30,000	(8)	*
Director
Christopher K. Gibbons,	43,802	(9)	*
Senior Vice President, Consumer Lending
Gordon Jezard,	10,000	(10)	*
Director
Edward F. Kent,	10,000	(11)	*
Director
Barry R. Koretz,	20,000	(12)	*
Director

Name(1)	Number of Shares(2)		Percent of Common Stock Outstanding
Mark T. Langone,	10,487	(13)	*
Senior Vice President, Chief Enterprise Risk Officer
Timothy R. Lynch,	5,000	(14)	*
Director
Peter F. Makowiecki,	30,153	(15)	*
Senior Vice President, Residential Lending
William A. Payne	2,500		*
Director
Wallace H. Peckham, III,	10,000	(16)	*
Director
David B. Reilly,	10,163	(17)	*
Senior Vice President, Operations
H. Scott Sanborn,	9,898	(18)	*
Senior Vice President, Commercial Lending
Michael J. Sullivan,	5,500		*
Director
David E. Tryder,	2,052	(19)	*
Senior Vice President, Chief Marketing Officer
Patricia M. Williams,	12,142	(20)	*
Senior Vice President, Human Resources
All directors and executive officers as a group (20 persons)	414,760		1.29%

*
Less than 1%

(1)
Unless otherwise indicated, the address is c/o HarborOne Bancorp, Inc, 770 Oak St., Brockton, MA 02301.

(2)
The number of shares reported by officers as being held through the HarborOne 401(k) Plan may be different from the number of shares previously reported as having been acquired through the HarborOne 401(k) Plan because Company stock held in the HarborOne 401(k) Plan is held in a unitized fund that includes both Company common stock and cash. The percentage of each unit that is Company common stock fluctuates daily, through no volitional act of the HarborOne 401(k) Plan participant.

(3)
All shares held jointly with his spouse.

(4)
Includes 57,314 shares held in the HarborOne 401(k) Plan and 20,000 held by his spouse and daughter as joint tenants.

(5)
Includes 33,433 shares held in the HarborOne 401(k) Plan and 10,000 held by his spouse.

(6)
All shares held in HarborOne 401(k) Plan.

(7)
All shares held in HarborOne 401(k) Plan.

(8)
All shares held jointly with his spouse.

(9)
Includes 38,209 shares held in the HarborOne 401(k) Plan.

(10)
Shares held by Jezard Family Revocable Trust.

(11)
All shares held jointly with his spouse.

(12)
Includes 5,000 shares held jointly with Alexander E. Koretz and 20,000 shares held jointly with Jean Attianese.

(13)
All shares held jointly with his spouse.

(14)
All shares held jointly with his spouse.

(15)
Includes 22,300 shares held in his IRA and 7,164 shares held in the HarborOne 401(k) Plan.

(16)
All shares held jointly with his spouse.

(17)
Includes 8,119 shares held in the HarborOne 401(k) Plan.

(18)
All shares held in the HarborOne 401(k) Plan.

(19)
Includes 955 shares held in the HarborOne 401(k) Plan.

(20)
Includes 8,597 shares held in the HarborOne 401(k) Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and persons who own more than 10% of a registered class of our equity securities are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on review of the copies of such reports and any amendments thereto furnished to us during or with respect to our most recent fiscal year, all Section 16(a) filing requirements applicable to our executive officers, directors and persons who own more than 10% of a registered class of our equity securities were satisfied.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        Wolf & Company, P.C. currently serves as our independent registered public accounting firm, and that firm conducted the audit of our consolidated financial statements for the fiscal year ended December 31, 2016. The Audit Committee has appointed Wolf & Company, P.C. to serve as the independent registered public accounting firm to conduct an audit of our consolidated financial statements for the fiscal year ending December 31, 2017.

        Although ratification by shareholders is not required by law or by our by-laws, the Audit Committee believes that submission of its selection to shareholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders. If our shareholders do not ratify the appointment of Wolf & Company, P.C., the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors.

        It is anticipated that a representative of Wolf & Company, P.C. will attend the annual meeting of shareholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fee Disclosure

        The following is a summary of the fees billed by Wolf & Company, P.C. for professional services rendered to us for the fiscal year ended December 31, 2016:

	2016	2015
Audit Fees(1)	$254,000	$151,100
Audit Related Fees(2)	159,500	15,363
Tax Fees(3)	10,492	19,085
All Other Fees(4)	167,090	148,733

Total	$591,082	$334,281

(1)
Audit Fees include fees associated with professional services rendered for the audit of the financial statements and services that are normally provided by Wolf & Company, P.C. in connection with statutory and regulatory filings or engagements. For example, audit fees include fees for professional services rendered in connection with quarterly and annual reports, and the issuance of consents by Wolf & Company, P.C. to be named in our registration statements and to the use of their audit report in the registration statements.

(2)
Audit-Related Fees refers to fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Tax Fees refers to fees and related expenses for professional services for tax compliance, tax advice and tax planning.

(4)
All Other Fees refers to fees and related expenses for products and services other than services described above. Our Audit Committee considers whether the provision by Wolf & Company, P.C. of any services that would be required to be described under "All Other Fees" would be compatible with maintaining Wolf & Company, P.C.'s independence from both management and the Company.

Pre-Approval Policies and Procedures of our Audit Committee

        Our Audit Committee must pre-approve all audit services and permissible non-audit services provided by our independent registered public accounting firm, except for any de minimis non-audit services. Non-audit services are considered de minimis if: (i) the aggregate amount of all such non-audit services constitutes not more than five percent of the total amount of revenues we paid to our independent registered public accounting firm during the fiscal year in which they are provided; (ii) we did not recognize such services at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to our Audit Committee's or any of its members' attention and approved by our Audit Committee or any of its members who has authority to give such approval prior to the completion of the audit. None of the fees reflected above were incurred as a result of non-audit services provided by our independent registered public accounting firm pursuant to this de minimis exception. Our Audit Committee may delegate to one or more of its members who is an independent director the authority to grant pre-approvals.

        The Board unanimously recommends a vote FOR the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for 2017.

 AUDIT COMMITTEE REPORT

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate this proxy statement or future filing with the SEC, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

        The undersigned members of the Audit Committee of the Board of Directors of HarborOne Bancorp, Inc. submit this report in connection with the committee's review of the financial reports for the fiscal year ended December 31, 2016 as follows:

  1.
  the Audit Committee has reviewed and discussed with management the audited consolidated financial statements of HarborOne Bancorp, Inc. for the fiscal year ended December 31, 2016;

  2.
  the Audit Committee has discussed with representatives of Wolf & Company, P.C. the matters required to be discussed with them by Auditing Standard No. 16, "Communications with Audit Committees," as adopted by the Public Company Accounting Oversight Board; and

  3.
  the Audit Committee has received the written disclosures and the letter from Wolf & Company, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding Wolf & Company, P.C.'s communications with the Audit Committee concerning independence, and has discussed with Wolf & Company, P.C. its independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE

Wallace H. Peckham, III (Chair)
Edward F. Kent
Michael Sullivan

PROPOSAL 3: APPROVAL OF THE HARBORONE BANCORP, INC. 2017 STOCK OPTION AND INCENTIVE PLAN

        The Board believes that stock options, restricted stock and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers and non-employee directors of the Company and its subsidiaries, including HarborOne Bank, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses, to acquire an ownership stake in the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        On May 31, 2017, the Board adopted, subject to shareholder approval, the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan (the "2017 Plan"). The 2017 Plan is intended to provide to the Company the flexibility to grant equity awards to the officers, employees, and non-employee directors of the Company and its subsidiaries, including HarborOne Bank, in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

        A copy of the 2017 Plan is attached as Exhibit A to this proxy statement and is incorporated herein by reference.

        Shareholder approval of the 2017 Plan under this Proposal 3 will also serve to approve the performance measures set forth in the 2017 Plan, as further described below under the section entitled "Qualified Performance-Based Compensation under Code Section 162(m)."

Summary of Material Features of the 2017 Plan

        The material features of the 2017 Plan are:

  •
  The maximum number of shares of common stock to be issued under the 2017 Plan is 2,077,577; provided that the maximum number of shares that may be delivered pursuant to the exercise of stock options (all of which may be granted in the form of incentive stock options) is 1,483,984 and the maximum number of shares that may be issued as restricted stock awards or restricted stock units is 593,593;

  •
  The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, dividend equivalent rights, performance share awards and cash-based awards is permitted;

  •
  Shares tendered or held back for taxes will not be added back to the reserved pool under the 2017 Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the 2017 Plan;

  •
  Stock options and stock appreciation rights will not be re-priced in any manner without shareholder approval;

  •
  The value of all awards awarded under the 2017 Plan and all other cash compensation paid by the us to any non-employee director in any calendar year may not exceed $1,200,000;

  •
  Any material amendment to the 2017 Plan is subject to approval by our shareholders; and

  •
  The term of the 2017 Plan will expire on May 31, 2027.

        Based solely on the closing price of our common stock as reported by the NASDAQ Global Select Market on June 19, 2017 and the maximum number of shares that would have been available for awards as of such date under the 2017 Plan, the maximum aggregate market value of the common stock that could potentially be issued under the 2017 Plan is $41,780,073. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the 2017 Plan will be added back to the shares of common stock available for issuance under the 2017 Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the 2017 Plan to cover the exercise price or tax withholding and (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the 2017 Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the 2017 Plan.

Qualified Performance-Based Compensation under Code Section 162(m)

        To ensure that certain awards granted under the 2017 Plan to a "Covered Employee" (as defined in the Code) qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the 2017 Plan provides that the Governance Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) total shareholder return; (2) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (3) changes in the market price of common stock; (4) economic value-added; (5) acquisitions or strategic transactions; (6) operating income (loss); (7) return on capital, assets, equity, or investment; (8) expense; (9) margins; (10) operating efficiency; (11) customer satisfaction; (12) earnings (loss) per share of common stock; (13) market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Governance Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 148,398 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 74,199 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $2,500,000 for any performance cycle.

Summary of the 2017 Plan

        The following description of certain features of the 2017 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2017 Plan, which is attached hereto as Exhibit A.

        Administration.    The 2017 Plan may be administered by our Board of Directors, the Governance Committee or a similar committee comprised of at least two non-employee directors. It is anticipated that the 2017 Plan will be administered by the Governance Committee. The Governance Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2017 Plan.

        Eligibility.    All full-time and part-time officers, employees and non-employee directors of the Company and its subsidiaries, including HarborOne Bank, are eligible to participate in the 2017 Plan, subject to the discretion of the administrator.

        Plan Limits.    The maximum number of shares of common stock to be issued under the 2017 Plan is 2,077,577. The maximum number of shares of common stock that may be awarded pursuant to the exercise of stock options is 1,483,984 shares (all of which may be granted as incentive stock options), and the maximum number of shares of common stock that may be issued as restricted stock awards or restricted stock units is 593,593 shares. Furthermore, the maximum number of shares of common stock, in the aggregate, that may be subject to either (i) stock options or (ii) restricted stock awards and restricted stock units granted to any one employee may not exceed 25 percent of the respective maximum number of shares subject to each such limit. In addition, no more than 74,199 shares of common stock may be granted in the form of stock options or stock appreciation rights to any one individual during any one calendar year period. The maximum performance-based award payable to any grantee in a performance cycle is 148,398 shares of common stock or $2,500,000 for cash-based awards. These limits are intended to comply with Section 162(m) of the Code.

        Director Compensation Limit.    The 2017 Plan provides that the value of all awards awarded under the 2017 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $1,200,000. In addition, the maximum number of shares of common stock, in the aggregate, that may be subject to either (i) stock options or (ii) restricted stock awards and restricted stock units granted to any one non-employee director may not exceed five percent of the respective maximum number of shares subject to each such limit (as discussed above).

        Stock Options.    The 2017 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2017 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors. The option exercise price of each option will be determined by the Governance Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the NASDAQ Global Select Market on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

        The term of each option will be fixed by the Governance Committee and may not exceed ten years from the date of grant. The Governance Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Governance Committee. In general, unless otherwise permitted by the Governance Committee, no option granted under the 2017 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

        Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Governance Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Governance Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

        To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

        Stock Appreciation Rights.    The Governance Committee may award stock appreciation rights subject to such conditions and restrictions as the Governance Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

        Restricted Stock.    The Governance Committee may award shares of common stock to participants subject to such conditions and restrictions as the Governance Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).

        Restricted Stock Units.    The Governance Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock subject to such conditions and restrictions as the Governance Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Governance Committee's sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant's compliance with the procedures established by the Governance Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

        Unrestricted Stock Awards.    The Governance Committee may also grant shares of common stock which are free from any restrictions under the 2017 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

        Performance Share Awards.    The Governance Committee may grant performance share awards to any participant, which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals and such other conditions as the Governance Committee shall determine.

        Dividend Equivalent Rights.    The Governance Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

        Cash-Based Awards.    The Governance Committee may grant cash bonuses under the 2017 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

        Change of Control Provisions.    The 2017 Plan provides that upon the effectiveness of a "sale event," as defined in the 2017 Plan, except as otherwise provided by the Governance Committee in the award agreement, all awards with time-based conditions will become vested and exercisable upon the sale event, unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Governance Committee's discretion or to the extent specified in the relevant award agreement. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights. The Governance Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

        Adjustments for Stock Dividends, Stock Splits, Etc.    The 2017 Plan requires the Governance Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2017 Plan, to certain limits in the 2017 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

        Tax Withholding.    Participants in the 2017 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Governance Committee, participants may elect to have the tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to exercise or vesting.

        Amendments and Termination.    The Board may at any time amend or discontinue the 2017 Plan and the Governance Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder's consent. To the extent required under the rules of the NASDAQ Global Select Market, any amendments that materially change the terms of the 2017 Plan will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Governance Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2017 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

        Effective Date of Plan.    The 2017 Plan was approved by our board of directors on May 31, 2017. Awards of incentive options may be granted under the 2017 Plan until the tenth anniversary of May 31, 2017. No other awards may be granted under the 2017 Plan after the date that is ten years from the date of shareholder approval.

New Plan Benefits

        Because the grant of awards under the 2017 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2017 Plan. Furthermore, as the Company did not have an equity incentive plan in place prior to the adoption of the 2017 Plan by the Board, and as a result, did not grant any equity awards to our executive officers or directors during fiscal year 2016, we are unable to determine the benefits or amounts which would have been received by or allocated to each of our executive officers and directors for such period. Accordingly, we have omitted the New Plan Benefits Table.

Tax Aspects Under the Code

        The following is a summary of the principal federal income tax consequences of certain transactions under the 2017 Plan. It does not describe all federal tax consequences under the 2017 Plan, nor does it describe state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

        If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

        If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

        Other Awards.    The Company generally will be entitled to a tax deduction in connection with an award under the 2017 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

        Parachute Payments.    The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

        Limitation on Deductions.    Under Section 162(m) of the Code, the Company's deduction for certain awards under the 2017 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2017 Plan is structured to allow certain awards to qualify as performance-based compensation.

Equity Compensation Plan Information

        As of December 31, 2016, there were no shares of any class of HarborOne Bancorp, Inc. securities authorized for issuance under an equity compensation plan. Accordingly, we have omitted the Equity Compensation Plan Table.

        The Board unanimously recommends a vote FOR approval of the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan.

OTHER MATTERS

Solicitation of Proxies

        We will pay the cost of solicitation of proxies. Our directors, officers and employees may solicit proxies personally, by telephone, via the internet or by mail without additional compensation for such activities. We also will request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send a Notice of Internet Availability of Proxy Materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses. We have engaged Innisfree M&A Incorporated, to solicit proxies held by brokers and nominees for a fee of $15,000, and will reimburse it for reasonable out-of-pocket expenses incurred in the solicitation of proxies

Shareholder Proposals

        Shareholders who, in accordance with the Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2018 annual meeting must submit their proposals to our Corporate Secretary on or before March 2, 2018. Shareholders may also propose business to be brought before an annual meeting pursuant to our Bylaws. Under our Bylaws, to be timely, a shareholder's notice for the 2018 Annual Meeting of Shareholders must be received by the Company no earlier than April 11, 2018 and no later than May 11, 2018. However, if an annual meeting is held on a date more than 30 days before, or more than 60 days after, the anniversary of the preceding year's annual meeting, a shareholder proposal must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Attendance at the Meeting

        All shareholders of record of shares of common stock at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. If you are not a shareholder of record but hold shares through a broker, bank or other nominee, you should provide proof of beneficial ownership as of the record date, such as an account statement reflecting your stock ownership as of the record date, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. If you do not have proof of ownership, you may not be admitted to the annual meeting. Each shareholder and proxy may be asked to present a valid government-issued photo identification, such as a driver's license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted, and attendees may be subject to security inspections and other security precautions.

Householding of Proxy Materials

        If you and other residents at your mailing address own shares of common stock in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one Notice of Internet Availability of Proxy Materials, annual report and/or proxy statement, as applicable. This procedure, known as "householding," is intended to reduce the volume of duplicate information shareholders receive and also reduce our printing and postage costs. Under applicable law, if you consented or were deemed to have consented, your broker, bank or other nominee may send one copy of the applicable proxy materials to your address for all residents that own shares of common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you are receiving multiple copies of our proxy materials, you may be able to request householding by contacting your broker, bank or other nominee.

        If you wish to request extra copies free of charge of our proxy materials, please send your request in writing to HarborOne Bancorp, Inc. 770 Oak Street, Brockton, Massachusetts 02301, Attention: Investor Relations or by telephone at (508) 895-1000.

Other Matters

        The Board does not know of any matters other than those described in this proxy statement that will be presented for action at the annual meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board of Directors,

James W. Blake President, Chief Executive Officer and Secretary
Brockton, Massachusetts June 30, 2017

Exhibit A

HARBORONE BANCORP, INC.

2017 STOCK OPTION AND INCENTIVE PLAN

        SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and Non-Employee Directors of HarborOne Bancorp, Inc. (the "Company") and its Subsidiaries, including HarborOne Bank (the "Bank"), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Administrator" means either the Board or Governance Committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

        "Award Certificate" means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Company.

        "Cash-Based Award" means an Award entitling the recipient to receive a cash-denominated payment.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Dividend Equivalent Right" means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

        "Effective Date" means the date on which the Plan becomes effective as set forth in Section 21.

        "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined by reference to market quotations on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ Global Select Market or another national securities exchange. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations or as otherwise determined in good faith by the Administrator.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance-Based Award" means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance Criteria" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of the Stock; economic value-added; acquisitions or strategic transactions; operating income (loss); return on capital, assets, equity, or investment; expense; margins; operating efficiency; customer satisfaction; earnings (loss) per share of Stock; market shares and number of customers; any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including, among others, those described in management's discussion and analysis of financial condition of operations appearing in the Company's annual report to shareholders for the applicable year and/or in the Financial Accounting Standards Board's authoritative guidance.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

        "Performance Goals" means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

        "Performance Share Award" means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.

        "Restricted Shares" means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company's right of repurchase.

        "Restricted Stock Award" means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Restricted Stock Units" means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Sale Event" shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a sale of the Bank by the Company at a time when the Bank represents at least 50 percent of the assets of the Company, (iii) a merger, reorganization or consolidation or other business combination pursuant to which the Company is not the survivor of such merger, consolidation or other business combination or the holders of the Company's outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) a change in control of the Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation at 12 C.F.R. Section 303.82(b) with respect to the Bank and the Board of Governors of the Federal Reserve System at 12 C.F.R. Section 225.41(b) with respect to the Company, as in effect on the date hereof and (v) any other transaction in which the owners of the Company's outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company. In addition to the foregoing, and not in limitation thereof, a Sale Event shall also be deemed to have occurred if, during any period of two consecutive years, individuals who constitute the Board at the beginning of such two-year period cease for any reason to constitute at least a majority of the Board, as the case may be; provided, however, that for purposes of this sentence, an individual shall be deemed to have been a director at the beginning of such period if such individual was elected, or nominated for election, by the Board, as the case may be, by a vote of at least two-thirds of the directors who were either directors at the beginning of the two-year period or were so elected or nominated by such directors. Notwithstanding the foregoing, in no extent shall a reorganization of the Company or the Bank solely within its corporate structure or a second-step conversion constitute a Sale Event for purposes of the Plan.

        "Sale Price" means the value as determined by the Administrator of the consideration payable, or otherwise to be received by shareholders, per share of Stock pursuant to a Sale Event.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

        "Stock" means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

        "Unrestricted Stock Award" means an Award of shares of Stock free of any restrictions.

        SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

          (a)    Administration of Plan.    The Plan shall be administered by the Administrator.

          (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

              (i)  to select the individuals to whom Awards may from time to time be granted;

             (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

            (iii)  to determine the number of shares of Stock to be covered by any Award;

            (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

             (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee's death, disability, retirement or termination of employment, or a change in control (including a Sale Event);

            (vi)  subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

           (vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

          All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

          (c)    Award Certificate.    Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

          (d)    Indemnification.    Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

        SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

          (a)    Stock Issuable.

            (i)    General.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,077,577 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

            (ii)    Limitations.    Notwithstanding the foregoing, the maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options is 1,483,984 shares (all of which may be granted as Incentive Stock Options), and the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units is 593,593 shares. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that the maximum number of shares of Stock, in the aggregate, that may be subject to either (i) Stock Options or (ii) Restricted Stock Awards and Restricted Stock Units granted to any one employee may not exceed 25 percent of the respective maximum number of shares that may be delivered pursuant to this Section 3(a)(ii). In addition, Stock Options or Stock Appreciation Rights with respect to no more than 74,199 shares of Stock may be granted to any one individual grantee during any one calendar period.

          (b)    Maximum Awards to Non-Employee Directors.    Notwithstanding anything to the contrary in this Plan, the maximum number of shares of Stock, in the aggregate, that may be subject to either (i) Stock Options or (ii) Restricted Stock Awards and Restricted Stock Units granted to any one Non-Employee Director may not exceed five percent of the respective maximum number of shares that may be delivered pursuant to Section 3(a)(ii), and, in addition, all Non-Employee Directors, in the aggregate, may not receive more than 30 percent of the maximum number of shares of Stock that may be delivered or issued pursuant to Section 3(a). The value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $1,200,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

          (c)    Changes in Stock.    Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

          (d)    Mergers and Other Transactions.    In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator's discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

        SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees and Non-Employee Directors of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

        SECTION 5.    STOCK OPTIONS

          (a)    Award of Stock Options.    The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

          Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

          Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, which may differ among individual Awards and grantees. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

          (b)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

          (c)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

          (d)    Exercisability; Rights of a Shareholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (e)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

              (i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

             (ii)  Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

            (iii)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

            (iv)  With respect to Stock Options that are not Incentive Stock Options, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

          Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

          (f)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

        SECTION 6.    STOCK APPRECIATION RIGHTS

          (a)    Award of Stock Appreciation Rights.    The Administrator may grant Stock Appreciation Rights under the Plan.

          (b)    Exercise Price of Stock Appreciation Rights.    The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

          (c)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

          (d)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

        SECTION 7.    RESTRICTED STOCK AWARDS

          (a)    Nature of Restricted Stock Awards.    The Administrator may grant Restricted Stock Awards under the Plan. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

          (b)    Rights as a Shareholder.    Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a shareholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

          (c)    Restrictions.    Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

          (d)    Vesting of Restricted Shares.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed "vested."

        SECTION 8.    RESTRICTED STOCK UNITS

          (a)    Nature of Restricted Stock Units.    The Administrator may grant Restricted Stock Units under the Plan. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

          (b)    Election to Receive Restricted Stock Units in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

          (c)    Rights as a Shareholder.    A grantee shall have the rights as a shareholder only as to shares of Stock acquired by the grantee upon settlement of the Restricted Stock Units by the issuance of shares of Stock upon the satisfaction of the applicable restrictions and conditions set forth at the time of grant; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

          (d)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock.    The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

        SECTION 10.    CASH-BASED AWARDS

        Grant of Cash-Based Awards.    The Administrator may grant Cash-Based Awards under the Plan. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

        SECTION 11.    PERFORMANCE SHARE AWARDS

          (a)    Nature of Performance Share Awards.    The Administrator may grant Performance Share Awards under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

          (b)    Rights as a Shareholder.    A grantee receiving a Performance Share Award shall have the rights of a shareholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

          (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        SECTION 12.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

          (a)    Performance-Based Awards.    The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

          (b)    Grant of Performance-Based Awards.    With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

          (c)    Payment of Performance-Based Awards.    Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee's Performance-Based Award. All determinations by the Administrator with respect to Performance-Based Awards shall be final, binding and conclusive.

          (d)    Maximum Award Payable.    The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 148,398 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $2,500,000 in the case of a Performance-Based Award that is a Cash-Based Award.

        SECTION 13.    DIVIDEND EQUIVALENT RIGHTS

          (a)    Dividend Equivalent Rights.    The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or Performance Share Award or as a

  freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

          (b)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        SECTION 14.    TRANSFERABILITY OF AWARDS

          (a)    Transferability.    Except as provided in Section 14(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

          (b)    Administrator Action.    Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

          (c)    Family Member.    For purposes of Section 14(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

          (d)    Designation of Beneficiary.    To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

        SECTION 15.    TAX WITHHOLDING

          (a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

          (b)    Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the Company's tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that to the extent necessary to avoid adverse accounting treatment such share withholding may be limited to the minimum required tax withholding obligation. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

        SECTION 16.    SECTION 409A AWARDS

        To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a grantee who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

        SECTION 17.    TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

          (a)    Termination of Employment.    If the grantee's employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

          (b)   For purposes of the Plan, the following events shall not be deemed a termination of employment:

              (i)  a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another, or to another related entity in connection with a reorganization of the Company or the Bank solely within its corporate structure or a second-step conversion; or

             (ii)  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

        SECTION 18.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(c) or 3(d), without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 18 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c) or 3(d).

        SECTION 19.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

        SECTION 20.    GENERAL PROVISIONS

          (a)    No Distribution.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

          (b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

          (c)    Shareholder Rights.    Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a shareholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

          (d)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

          (e)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to the Company's insider trading policies and procedures, as in effect from time to time.

          (f)    Clawback Policy.    Awards under the Plan shall be subject to any applicable clawback policy of the Company, as such may be in effect from time to time.

          (g)    Regulatory Requirements.    The grant and settlement of Awards under the Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12. U.S. 1828(k), and the rules and regulations promulgated thereunder.

        SECTION 21.    EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon shareholder approval in accordance with applicable state law, the Company's bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

        SECTION 22.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUIC K  EAS Y AND IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 8, 2017. HarborOne Bancorp, Inc. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY Please mark your votes like this FOR AGAINST ABSTAIN 1. To elect the four Class I director nominees named in the proxy statement to serve on our Board of Directors for a term of three years and until their respective successors are duly elected and qualified. 3. ToapprovetheHarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan. FOR WITHHOLD (1) Joseph F. Casey FOR WITHHOLD (2) David P. Frenette, Esq. FOR WITHHOLD (3) Barry R. Koretz FOR WITHHOLD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 . (4) Michael J. Sullivan FOR AGAINST ABSTAIN 2. To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017. CONTROL NUMBER Signature Signature, if held jointly Date , 2017 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY .

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 9, 2017 The Notice of the Annual Meeting, 2017 Proxy Statement and the 2016 Annual Report to Shareholders are available at: http://www.harboronebancorp.com  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS HarborOne Bancorp, Inc. The undersigned appoints James W. Blake and Joseph F. Casey and each of them acting singly, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of HarborOne Bancorp, Inc. held of record by the undersigned at the close of business on June 19, 2017 at the Annual Meeting of Stockholders of HarborOne Bancorp, Inc. to be held on August 9, 2017, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUIC K  EAS Y AND IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 1, 2017. HarborOne Bancorp, Inc. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. ESOP and HarborOne 401(k) Plan Vote Authorization Form Please mark your votes like this FOR AGAINST ABSTAIN 1. To elect the four Class I director nominees named in the proxy statement to serve on our Board of Directors for a term of three years and until their respective successors are duly elected and qualified. 3. ToapprovetheHarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan. FOR WITHHOLD (1) Joseph F. Casey FOR WITHHOLD (2) David P. Frenette, Esq. FOR WITHHOLD (3) Barry R. Koretz FOR WITHHOLD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. (4) Michael J. Sullivan FOR AGAINST ABSTAIN 2. To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017. CONTROL NUMBER Signature Signature, if held jointly Date , 2017 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 9, 2017 The Notice of the Annual Meeting, 2017 Proxy Statement and the 2016 Annual Report to Shareholders are available at: http://www.harboronebancorp.com  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  ESOP and HarborOne 401(k) Plan Vote Authorization Form HarborOne Bancorp, Inc. The undersigned directs the trustee of the HarborOne Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”) and the trustee of the HarborOne 401(k) Plan (the “HarborOne 401(k) Plan”) to vote, as designated on the reverse hereof, all shares of common stock of HarborOne Bancorp, Inc. allocated to the participant’s account(s), if any, for which the participant is entitled to direct the voting at Annual Meeting of Stockholders of HarborOne Bancorp, Inc. to be held on August 9, 2017, or at any adjournment thereof. If this form is not returned in a timely manner, the ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP in the same proportion as shares for which it has received timely voting instructions. The ESOP trustee will not vote allocated shares for which no voting instructions are received. HarborOne Bank, as plan administrator, will vote any shares in the HarborOne 401(k) Plan for which participants have not issued voting instructions as HarborOne Bank determines in its discretion and will direct the HarborOne 401(k) Plan trustee accordingly. If any other business is brought before the Annual Meeting, this form will be voted by the trustees in a manner intended to represent the best interest of the participants and beneficiaries of the ESOP and the HarborOne 401(k) Plan. At the present time, HarborOne Bancorp, Inc. knows of no other business to be brought before the Annual Meeting. IF NO INSTRUCTION IS SPECIFIED AND THIS AUTHORIZATION FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE CONSIDERED A VOTE IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3. (Continued and to be marked, dated and signed, on the other side)